Exhibit 10(ii)
                          LEASE EXTENSION AGREEMENT

         This Lease Extension Agreement dated the last date shown opposite the signatures of the parties hereto is deemed to have been effective as of the 3lst day of January, 1998.

         WHEREAS, on February 1, 1988, RUSSELL ACREE, M.D. ("Lessor") entered into a Lease Agreement ("Lease Agreement") with GAMBRO HEALTHCARE RENAL CARE, INC. f/k/a COMMUNITY DIALYSIS CENTERS, ("Lessee") for the leasing of 2,855 square feet of space, known as 203 E. Robinson Street, Adel, Georgia 31620, for a period of five (5) years, plus one five year option, commencing February 1, 1988, and expiring January 31, 1998; and

         WHEREAS, the Lessor and Lessee are currently negotiating to renew the Lease Agreement; and

         WHEREAS, the Lessee desires to extend said Lease Agreement under its current terms and conditions for an additional period of ninety (90) days to provide time for the new lease to be prepared; and

         WHEREAS, the corporate name of Community Dialysis Centers has been changed to GAMBRO Healthcare Renal Care, Inc.

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the benefits to each party resulting herefrom and for other valuable consideration, the receipt and sufficiency of which are irrevocably and unconditionally hereby acknowledged, the parties hereto, intending to be fully legally bound, agree as follows:

         1. The Lease Agreement between the Lessor and Lessee is hereby extended, commencing on February 1, 1998, and fully terminating on May 1, 1998.

         2. The Rent payable during the lease extension shall be One Thousand Eight Hundred Twenty Seven and 49/100 Dollars ($1,827.49) per month, with the rent for any portion of the extended term which is less than a full month being prorated according to the number of days during the partial month that the Lessee remained in possession of the premises.

         3. All of the terms, covenants and conditions of the Lease Agreement not modified herein, remain in full force and effect, and shall become a part of this extension.

         IN WITNESS WHEREOF, the Lessor and Lessee have executed this Lease Extension Agreement on the day and year shown opposite each party's signature.

                                          ACREE INVESTMENTS, LTD (LESSOR)

      4/15/98                             /s/ Russell Acree
Date:______________                       _____________________________
                                          Russell Acree, Chief Financial
                                              Officer

-------------------
Witness

       3/5/98
Date:______________                       GAMBRO Healthcare Renal
                                          Renal Care, Inc. (LESSEE)

/S/ Joan McKenna                         /s/Ralph Z. Levy, Jr.
____________________                By:__________________________
Witness                                     Ralph Z. Levy, Jr.
                                        Title: Vice President and
                                                 General Counsel